Exhibit 10.1 Employment Agreement between Space Systems/Loral, Inc. and C. Patrick DeWitt dated November 21, 2005 (Management Compensation Plan)

(Incorporated by reference to Exhibit 10.14 of the Company’s Annual Report on Form 10 K for the fiscal year ended December 31, 2005)